UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): MARCH 22, 1995
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                         PRIDE PETROLEUM SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           LOUISIANA                0-16961               76-0069030
 (State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)        Identification No.)

                        1500 CITY WEST BLVD., SUITE 400
                              HOUSTON, TEXAS 77042
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 789-1400
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On March 22, 1995, Pride Petroleum Services, Inc. (the "Company") acquired all of the outstanding capital stock of X-Pert Enterprises, Inc. ("X-Pert") from Raymond H. Eaves and Billy B. Cooper for consideration of approximately $10,000,000 which was negotiated at arms length. The sellers had no material relationship with the buyers.

      X-Pert operates 35 well servicing rigs in New Mexico and also provides lease maintenance services to oilfield operators. X-Pert generated revenues of approximately $12,638,000 and earnings from continuing operations before income taxes of approximately $1,798,000, ($1,129,000 after taxes), for its fiscal year ended March 31, 1994. Results of operations have continued at approximately the same levels during X-Pert's fiscal 1995 year.

      The purchase price for the X-Pert acquisition consisted of $3,000,000 cash, a note payable to the selling shareholders in the amount of approximately $6,000,000, and 200,000 shares of the Company's common stock. The cash portion of the purchase price was funded from the Company's working capital. X-Pert had working capital and other monetary assets in excess of liabilities of approximately $3,000,000 at the date of acquisition.

      The Stock Purchase Agreement dated March 22, 1995, by and among the selling shareholders and the Company is included as an exhibit hereto. The foregoing discussion is qualified in its entirety by reference to such exhibit.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      Provision of financial statements for X-Pert required by this item within 15 days is impracticable. The required financial statements will be filed by an amendment on Form 8 as soon as practicable, but not later than 60 days after this report is required to be filed.

  (B) PRO FORMA FINANCIAL INFORMATION.

      Provision of pro forma financial information for Pride Petroleum Services, Inc. required by this item within 15 days is impracticable. The required financial statements will be filed by an amendment on Form 8 as soon as practicable, but not later than 60 days after this report is required to be filed.

  (C) EXHIBITS.

      The following exhibits are filed herewith:

EXHIBIT NO.                            DESCRIPTION
- - -----------                            -----------
   2        Stock Purchase Agreement, dated March 22, 1995, by and among Raymond
            H. Eaves and Billy B. Cooper and Pride Petroleum Services, Inc.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRIDE PETROLEUM SERVICES, INC.

                                        By:       PAUL A. BRAGG
                                                  Paul A. Bragg
                                          Vice President, Treasurer and
                                             Chief Financial Officer

Date:  April 6, 1995
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